                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: January 10, 2001
                   Newcourt Equipment Trust Securities 1998-2

 A New York                      Commission File                 I.R.S. Employer
Corporation                       NO. 333-34793                   No. 13-7135550

                          c/o AT&T Capital Corporation
                       650 Cit Drive Livingston, NJ 07039
                         Telephone Number (973) 535-5909

NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2
MONTHLY SERVICING REPORT
DETERMINATION DATE:      JANUARY 8, 2001        PAYMENT DATE:   JANUARY 16, 2001
COLLECTION PERIOD:     DECEMBER 31, 2000

ITEM 5. OTHER

     I.    INFORMATION REGARDING THE CONTRACTS

         1.  CONTRACT POOL PRINCIPAL BALANCE
             a.    Beginning of Collection Period                                    $525,796,640
             b.    End of Collection Period                                          $500,437,247
             c.    Reduction for Collection Period                                   $ 25,359,393
         2.  DELINQUENT SCHEDULED PAYMENTS
             a.    Beginning of Collection Period                                    $ 11,771,514
             b.    End of Collection Period                                          $ 12,328,861
         3.  LIQUIDATED CONTRACTS
             a.    Number of Liquidated Contracts                                             145
                   with respect to Collection Period                                          ---
             b.    Required Payoff Amounts of Liquidated Contracts                   $  1,821,839
             c.    Total Reserve for Liquidation Expenses                            $          -
             d.    Total Liquidation Proceeds Received                               $    360,793
             e.    Liquidation Proceeds Allocated to Owner Trust                     $    360,793
             f.    Liquidation Proceeds Allocated to Depositor                       $          -
             g.    Current Realized Losses                                           $  1,461,046
         4.  PREPAID CONTACTS
             a.    Number of Prepaid Contracts with respect                                   335
                   to Collection Period                                                       ---
             b.    Required Payoff Amounts of Prepaid Contracts                      $  1,615,933
         5.  PURCHASED CONTRACTS (BY TCC)
             a.    Number of Contracts Purchased by TCC with                                    0
                   respect to Collection Period                                                 -
             b.    Required Payoff Amounts of Purchased Contracts                    $          -


         6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                                 ---------------------------------------------------
                                                                    % OF AGGREGATE
                                   NUMBER OF         % OF         AGGREGATE REQUIRED        REQUIRED PAYOFF
                                   CONTRACTS      CONTRACTS         PAYOFF AMOUNTS              AMOUNTS
                                 ---------------------------------------------------------------------------

             a.    Current          40,184          88.84%          460,919,826.51               89.89%
             b.    31-60 days        2,635          5.83%           30,131,941.30                5.88%
             c.    61-90 days        1,115          2.47%           10,898,405.84                2.13%
             d.    91-120 days         582           1.29%            5,318,696.61                1.04%
             e.    120+ days           714           1.58%            5,497,237.88                1.07%
             f.    Total            45,230         100.00%          512,766,108.14              100.00%

         7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

            ------------------------------------------------------------------------------------------------------------------
                                          % OF                     % OF                     % OF                   % OF
                                        AGGREGATE                AGGREGATE               AGGREGATE              AGGREGATE
                                     REQUIRED PAYOFF          REQUIRED PAYOFF         REQUIRED PAYOFF        REQUIRED PAYOFF
                                        AMOUNTS                  AMOUNTS                 AMOUNTS                AMOUNTS
                 COLLECTION
                   PERIODS        31-60 DAYS PAST DUE      61-90 DAYS PAST DUE     91-120 DAYS PAST DUE    120+ DAYS PAST DUE
            ------------------------------------------------------------------------------------------------------------------
                   12/31/00               5.88%                    2.13%                   1.04%                  1.07%
                   11/30/00               5.41%                    1.65%                   0.91%                  1.01%
                   10/31/00               4.11%                    1.73%                   0.81%                  0.78%
                   9/30/00                4.52%                    1.57%                   0.82%                  0.82%
                   8/31/00                3.85%                    1.89%                   0.78%                  0.78%
                   7/31/00                4.22%                    1.69%                   0.81%                  1.06%
                   6/30/00                4.02%                    1.77%                   0.87%                  0.98%
                   5/31/00                4.37%                    1.59%                   0.88%                  0.91%
                   4/30/00                4.45%                    1.75%                   0.77%                  0.94%
                   3/31/00                4.33%                    1.68%                   0.82%                  0.90%
                   2/29/00                5.27%                    1.81%                   0.85%                  1.13%
                   1/31/00                5.21%                    1.73%                   0.97%                  1.06%
                   12/31/99               5.36%                    1.89%                   1.00%                  1.02%
                   11/30/99               5.15%                    1.75%                   1.10%                  1.18%
                   10/31/99               5.05%                    1.91%                   1.04%                  0.95%
                   9/30/99                4.32%                    1.77%                   0.72%                  0.92%
                   8/31/99                4.44%                    1.58%                   0.68%                  0.79%
                   7/31/99                4.50%                    1.51%                   0.82%                  0.71%
                   6/30/99                4.21%                    1.83%                   0.67%                  0.67%
                   5/31/99                5.11%                    1.70%                   0.68%                  0.58%
                   4/30/99                4.19%                    1.28%                   0.53%                  0.52%
                   03/31/99               4.41%                    1.34%                   0.56%                  0.54%
                   02/28/99               5.64%                    1.79%                   0.58%                  0.45%
                   01/31/99               5.45%                    1.51%                   0.69%                  0.01%
                   12/31/98               4.64%                    1.30%                   0.01%                  0.01%


         8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                                      -------------------------------------------------------------------------
                                                          COLLECTION     3 COLLECTION   6 COLLECTION PERIODS  CUMULATIVE SINCE
                                                           PERIOD      PERIODS ENDING         ENDING            CUT-OFF DATE
                                                         DECEMBER-00     DECEMBER-00       DECEMBER-00
                                                      -------------------------------------------------------------------------

            a.    Number of Liquidated Contracts             145             474              1,311                5,095
            b.    Number of Liquidated
                  Contracts as a Percentage
                  of Initial Contracts                     0.207%          0.677%             1.873%               7.280%
            c.    Required Payoff Amounts of
                  Liquidated Contracts                  1,821,839.33    5,110,621.92      11,686,302.33         53,360,782.18
            d.    Liquidation Proceeds Allocated
                  to Owner Trust                         360,793.19      918,189.89        1,743,408.87         6,900,917.11
            e.    Aggregate Current Realized
                  Losses                                1,461,046.14    4,192,432.03       9,942,893.46        46,459,865.07
            f.    Aggregate Current Realized
                  Losses as a Percentage of
                  Cut-off Date Contract Pool
                  Principal Balance                        0.109%          0.312%              0.740%               3.460%

     II. INFORMATION REGARDING THE SECURITIES

         1. SUMMARY OF BALANCE INFORMATION

                -------------------------------------------------------------------------------------------------------
                                             PRINCIPAL BALANCE    CLASS FACTOR     PRINCIPAL BALANCE     CLASS FACTORS
                                                   AS OF              AS OF               AS OF              AS OF
                    CLASS          COUPON    JANUARY 16, 2001   JANUARY 16, 2001   DECEMBER 15, 2000   DECEMBER 15, 2000
                                    RATE       PAYMENT DATE       PAYMENT DATE        PAYMENT DATE       PAYMENT DATE
                --------------------------------------------------------------------------------------------------------

            a.  Class A-1 Notes   5.195000%         $0              0.00000                $0               0.00000
            b.  Class A-2 Notes   5.290000%         $0              0.00000                $0               0.00000
            c.  Class A-3 Notes   5.450000%    $173,736,652         0.36965           $193,065,929          0.41077
            d.  Class A-4 Notes   5.450000%    $201,430,384         1.00000           $201,430,384          1.00000
            e.  Class A-5 Notes   5.500000%     $54,389,027         0.44265           $56,435,196           0.45930
            f.  Class B Notes     5.660000%     $9,113,310          0.59013            $9,488,614           0.61443
            g.  Class C Notes     6.190000%     $30,114,128         0.59014           $31,354,230           0.61444
            h.  Class D Notes     7.210000%     $43,982,608         0.59014           $45,793,802           0.61444
            I.  Total               N.A.       $512,766,108         0.38184           $537,568,154          0.40031


         Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $512,766,108.14 and the CCA Balance is $53,614,933.73.

         2. MONTHLY PRINCIPAL AMOUNT
            a. Principal Balance of Notes and Equity Certificates
               (End of Prior Collection Period)                                                  $537,568,154.25
            b. Contract Pool Principal Balance (End of Collection Period)                        $500,437,247.32
            c. Monthly Principal Amount                                                          $ 37,130,906.93
         3. GROSS COLLECTIONS
            a. Scheduled Payments Received                                                       $ 24,532,660.97
            b. Liquidation Proceeds Allocated to Owner Trust                                     $    360,793.19
            c. Required Payoff Amounts of Prepaid Contracts                                      $  1,615,933.02
            d. Required Payoff Amounts of Purchased Contracts                                    $          -
            e. Proceeds of Clean-up Call                                                         $          -
            f. Investment Earnings on Collection Account and Note Distribution.                  $     61,053.42
            g. Extension Fees Allocated to Owner Trust                                           $          -
            h. Total Gross Collections (sum of (a) through (g))                                  $ 26,570,440.60
         4. DETERMINATION OF AVAILABLE FUNDS $ 26,570,440.60
            a. Total Gross Collections                                                           $ 26,520,440.60
            b. Withdrawal from Cash Collateral Account                                           $  1,311,277.03
            c. Total Available Funds                                                             $ 27,881,717.63

         5. APPLICATION OF AVAILABLE FUNDS

            --------------------------------------------------------------------------------------
                      ITEM                            AMOUNT            REMAINING AVAILABLE FUNDS
            --------------------------------------------------------------------------------------
            a. Total Available Funds                                           27,881,717.63
            b. Servicing Fee                         547,704.83                27,334,012.80
            c. Interest on Notes:
               i) Class A-1 Notes                          0.00                27,334,012.80
               ii) Class A-2 Notes                         0.00                27,334,012.81
               iii) Class A-3 Notes                  876,841.09                26,457,171.72
               iv) Class A-4 Notes                   914,829.66                25,542,342.05
               v) Class A-5 Notes                    258,661.31                25,283,680.74
               vi) Class B Notes                      44,754.63                25,238,926.11
               vii) Class C Notes                    161,735.57                25,077,190.54
               viii) Class D Notes                   275,144.43                24,802,046.11
            d. Principal of Notes
               i) Class A-1 Notes                          0.00                24,802,046.11
               ii) Class A-2 Notes                         0.00                24,802,046.11
               iii) Class A-3 Notes               19,329,276.22                 5,472,769.89
               iv) Class A-4 Notes                         0.00                 5,472,769.89
               v) Class A-5 Notes                  2,046,168.80                 3,426,601.09
               vi) Class B Notes                     375,304.56                 3,051,296.52
               vii) Class C Notes                  1,240,102.31                 1,811,194.22
               viii) Class D Notes                 1,811,194.22                         0.00
            e. Deposit to Cash
               Collateral Account                          0.00                         0.00
            f. Amount to be applied in
               accordance with CCA
               Loan Agreement                              0.00                         0.00
            g. Balance, if any, to Equity
               Certificates                                0.00                         0.00

III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

         1. BALANCE RECONCILIATION


            -------------------------------------------------------------------------------------
                                                                                 JANUARY 16, 2001
                          ITEM                                                    PAYMENT DATE
            --------------------------------------------------------------------------------------
            a. Available Cash Collateral Amount (Beginning)                        55,149,737.15
            b. Deposits to Cash Collateral Account                                     0.00
            c. Withdrawals from Cash Collateral Account                            1,311,277.03
            d. Releases of Cash Collateral Account Surplus                          223,526.39
               (Excess, if any of (a) plus (b) minus (c) over (f))
            e. Available Cash Collateral Amount (End)                              53,614,933.73
               (Sum of (a) plus (b) minus (c) minus (d))
            f. Requisite Cash Collateral Amount                                    53,614,933.73
            g. Cash Collateral Account Shortfall                                       0.00
               (Excess, if any, of (f) over (e))

         2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

            a. For Payment Dates from, and including, the
               January 1999 Payment Date  to,
               and including, the December 1999 Payment Date
               1) Initial Cash Collateral Amount                                   94,000,846.00
            b. For Payment Dates from, and including, the
               January 2000 Payment Date until
                the Final Payment Date, the sum of
               1) 8.25% of the Contract Pool Principal Balance                     41,286,072.90
               2) The Aggregate Principal Balance of the Notes
               and the Equity Certificate Balance less the
               Contract Pool Principal Balance                                     12,328,860.82
               3) Total ((1) plus (2))                                             53,614,933.73
            c. Floor equal to the lesser of
               1) 1.25% of Cut-Off Date Contract Pool Principal
               Balance ($16,785,865); and                                          16,785,865.00
               2) the Aggregate Principal Balance of the Notes
               and the Equity Certificate Balance                                 512,766,108.14
            d. Requisite Cash Collateral Amount                                    53,614,933.73

         3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
            a. Interest Shortfalls                                                      0.00
            b. Principal Deficiency Amount                                          1,311,277.03
            c. Principal Payable at Stated Maturity Date of
               Class of Notes or Equity Certificates                                    0.00
            d. Total Cash Collateral Account Withdrawals                            1,311,277.03


IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

     ------------------------------------------------------------------------------------------
            DISTRIBUTION            CLASS A-1     CLASS A-2         CLASS A-3        CLASS A-4
              AMOUNTS                 NOTES         NOTES             NOTES            NOTES
     ------------------------------------------------------------------------------------------

     1. Interest Due               $      -        $    -         $   876,841.09     $914,829.66
     2. Interest Paid              $      -        $    -         $   876,841.09     $914,829.66
     3. Interest Shortfall         $      -        $    -         $        -         $      -
     ((1) minus (2))
     4. Principal Paid             $      -        $    -         $19,329,276.22     $      -
     5. Total Distribution Amount  $      -        $    -         $20,206,117.31     $914,829.66
     ((2) plus (4))


      ------------------------------------------------------------------------------------------------------------------
            DISTRIBUTION             CLASS A-5       CLASS B          CLASS C           CLASS D
              AMOUNTS                  NOTES          NOTES            NOTES             NOTES              TOTALS
      ------------------------------------------------------------------------------------------------------------------

      1. Interest Due              $  258,661.31   $ 44,754.63      $  161,735.57     $  275,144.43      $ 2,531,966.69
      2. Interest Paid             $  258,661.31   $ 44,754.63      $  161,735.57     $  275,144.43      $ 2,531,966.69
      3. Interest Shortfall        $       -       $      -         $        -        $        -         $        -
      ((1) minus (2))
      4. Principal Paid            $2,046,168.80   $375,304.56      $1,240,102.31     $1,811,194.22      $24,802,046.11
      5. Total Distribution Amount $2,304,830.12   $420,059.19      $1,401,837.88     $2,086,338.65      $27,334,012.80
      ((2) plus (4))


V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS

       --------------------------------------------------------------------------------------------------
                                                      AS OF END OF              AS OF END OF
                    ITEM                               DECEMBER-00               NOVEMBER-00
                                                    COLLECTION PERIOD         COLLECTION PERIOD
       --------------------------------------------------------------------------------------------------
    1. ORIGINAL CONTRACT CHARACTERISTICS
       a.    Original Number of Contracts               69,983                     N.A.
       b.    Cut-Off Date Contract Pool             $1,342,869,226                 N.A.
             Principal Balance
       c.    Original Weighted Average                   46.30                     N.A.
              Remaining Term
       d.    Weighted Average                            56.50                     N.A.
             Original Term

    2. CURRENT CONTRACT CHARACTERISTICS
       a.    Number of Contracts                        45,230                    46,992
       b.    Average Contract                           $11,064                   $11,189
             Principal Balance
       c.    Weighted Average                            37.3                      28.7
             Remaining Term


VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2 PREPAYMENT SCHEDULE

     -----------------------------------------------------------------------------------------------------------
     PAYMENT DATE                       SINCE ISSUE        PAYMENT DATE                             SINCE ISSUE
       PERIOD                               CPR               PERIOD                                   CPR
     -----------------------------------------------------------------------------------------------------------
      0             December-98                                 14               Feb-00                7.416%
      1              January-99            1.060%               15               Mar-00                7.402%
      2                Feb-99              4.881%               16               Apr-00                7.666%
      3                Mar-99              9.207%               17               May-00                7.357%
      4               April-99            10.595%               18               Jun-00                7.546%
      5                May-99             10.294%               19               Jul-00                7.511%
      6                Jun-99              9.272%               20               Aug-00                7.296%
      7                Jul-99              9.814%               21               Sep-00                7.425%
      8                Aug-99              8.969%               22               Oct-00                7.386%
      9                Sep-99              8.813%               23               Nov-00                7.418%
     10                Oct-99              8.067%               24               Dec-00                7.100%
     11                Nov-99              7.852%               25               Jan-01                6.963%
     12                Dec-99              7.803%
     13                Jan-00              7.484%

VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

      A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

         The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing
      Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua
   Funding Corporation, The Bank of New York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer,
     DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on January 16, 2001.

         This Certificate shall constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                            Glenn Votek
                            -----------
                            Glenn Votek
                            Executive Vice President, and Treasurer